Exhibit 99.2

IBM 2Q 2019 Earnings July 17, 2019 ibm.com/investor 1 Non-GAAP Supplemental Material

2019 Full-Year Expectations (as of second quarter 2019, prior to the completion of Red Hat acquisition) GAAP Diluted EPS at least $12.45 Operating EPS (Non-GAAP) at least $13.90 Adjustments Acquisition-Related Charges* $0.76 Non-Operating Retirement-Related Items $0.45 Tax Reform Enactment Impacts $0.24 2 Reconciliation of Operating Earnings Per Share Non-GAAP Supplemental Materials *Includes acquisitions as of June 30, 2019. This amount includes pre-closing charges such as financing charges, associated with the Red Hat acquisition. It does not include any other amounts for Red Hat or Red Hat related activity. The above reconciles the Non-GAAP financial information contained in the “2Q19 Prepared Remarks” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated July 17, 2019 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials EPS expectations (GAAP and Operating (Non-GAAP)) will be updated on August 2 to include the impact of the Red Hat acquisition

3 GAAP @CC Global Technology Services (7%) (4%) Infrastructure & Cloud Services (7%) (4%) Technology Support Services (5%) (2%) Cloud 2% 5% Systems (19%) (18%) Systems Hardware (24%) (23%) IBM Z (42%) (41%) Power 1% 3% Storage (22%) (21%) Operating Systems Software 1% 3% Cloud (17%) (16%) Global Financing (11%) (9%) 2Q19 Yr/Yr Reconciliation of Revenue Performance - 2Q 2019 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Key Financial Metrics”, “Cloud & Cognitive Software Segment”, “Global Business Services Segment”, “Global Technology Services Segment”, “Systems Segment”, “Additional Revenue Information”, “Additional Revenue, Gross Profit & Backlog Information”, and “2Q19 Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated July 17, 2019 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC Cloud & Cognitive Software 3% 5% Cognitive Applications 3% 5% Cloud & Data Platforms 5% 7% Transaction Processing Platforms 2% 4% Cloud 6% 8% Global Business Services Flat 3% Consulting 2% 5% Global Process Services Flat 3% Application Management (1%) 2% Cloud 14% 17% 2Q19 Yr/Yr

4 GAAP @CC Americas (4%) (3%) Europe/ME/Africa (4%) 1% Asia Pacific (4%) (2%) 2Q19 Yr/Yr Reconciliation of Revenue Performance - 2Q 2019 & Last 12 Months Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Additional Revenue Information” and “2Q Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated July 17, 2019 for additional information on the use of these Non- GAAP financial measures. Supplemental Materials GAAP @CC GAAP @CC Total Cloud Revenue 2% 5% 5% 8% Total as-a-Service Revenue 4% 7% 2Q19 Yr/Yr Last 12 Months

5 Non-GAAP Operating GAAP Adjustments (Non-GAAP) SG&A Currency 3 pts 0 pts 3 pts Acquisitions 0 pts 0 pts 0 pts Base * (15 pts) 0 pts (15 pts) RD&E Currency 1 pts 0 pts 1 pts Acquisitions 0 pts 0 pts 0 pts Base * (4 pts) 0 pts (4 pts) Operating Expense & Other Income Currency 4 pts 0 pts 4 pts Acquisitions 0 pts 0 pts 0 pts Base* (1 pts) (3 pts) (4 pts) 2Q19 Reconciliation of Expense Summary - 2Q 2019 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Expense Summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated July 17, 2019 for additional information on the use of these Non-GAAP financial measures. *Represents the percentage change after excluding the impact of currency and acquisitions. Supplemental Materials

6 12 Months Ended Jun 2019 Net Cash from Operating Activities per GAAP: $16.1 Less: change in Global Financing (GF) Receivables $0.5 Net Cash from Operating Activities (Excluding GF Receivables) $15.6 Capital Expenditures, Net ($2.9) Free Cash Flow (Excluding GF Receivables) $12.7 Reconciliation of Free Cash Flow-Last 12 Months Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Overview”, “Key Financial Metrics”, “Cash Flow and Balance Sheet Highlights” and “2Q Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated July 17, 2019 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials $ in billions

7 LTM Excluding LTM Tax Reform* Free Cash Flow Realization 146% 118% Reconciliation of Free Cash Flow Realization-Last 12 Months Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Key Metrics”, “Cash Flow and Balance Sheet Highlights” and “2Q Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated July 17, 2019 for additional information on the use of these Non-GAAP financial measures. * Adjusted for the charges associated with enactment of U.S. tax reform Supplemental Materials

8 ibm.com/investor